UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  March 24, 2006


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


        Delaware                   1-8400               75-1825172
(State of Incorporation)  (Commission File Number)   (IRS Employer
                                                   Identification No.)


4333 Amon Carter Blvd.  Fort Worth, Texas              76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 8.01 Other Events

AMR Corporation is filing herewith its Eagle Eye communication to investors. This document includes (a) actual unit cost, fuel price, capacity and traffic information for January and February and (b) forecasts of unit cost, revenue performance, fuel prices and fuel hedging, capacity and traffic estimates, liquidity expectations and other income/expense estimates.













































                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  March 24, 2006






































AMR EAGLE EYE

March 24, 2006

Statements   in   this  report  contain  various  forward-looking
statements  within the meaning of Section 27A of  the  Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this document, the words "expects", "plans," "anticipates,"
"indicates,"   "believes,"  "forecast,"  "guidance,"   "outlook",
"may," "will," "should" and similar expressions are intended to identify forward-looking statements. Forward-looking statements
include,   without   limitation,   the   Company's   expectations
concerning operations and financial conditions, including changes in capacity, revenues and costs, future financing plans and needs, overall economic conditions, plans and objectives for future operations, and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based on information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of
new  information,  future  events or  otherwise.   This  document
includes forecasts of unit cost and revenue performance, fuel prices and fuel hedging, capacity and traffic estimates, other income/expense estimates, and statements regarding the Company's liquidity, each of which is a forward-looking statement. Forward-looking statements are subject to a number of factors that could cause the Company's actual results to differ materially from the Company's expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: the materially weakened financial condition of the Company, resulting from its significant losses
in   recent  years;  the  ability  of  the  Company  to  generate additional revenues and significantly reduce its costs; changes in economic and other conditions beyond the Company's control, and the volatile results of the Company's operations; the Company's substantial indebtedness and other obligations; the ability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; continued high fuel prices and further increases in the price of fuel, and the
availability   of   fuel;  the  fiercely   competitive   business
environment faced by the Company, and historically low fare levels; competition with reorganized and reorganizing carriers; the Company's reduced pricing power; the Company's need to raise additional funds and its ability to do so on acceptable terms; changes in the Company's business strategy; government regulation of the Company's business; conflicts overseas or terrorist
attacks;    uncertainties   with   respect   to   the   Company's
international operations; outbreaks of a disease (such as SARS or avian flu) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; increased insurance costs and potential reductions of available insurance coverage; the Company's ability
to   retain  key  management  personnel;  potential  failures  or disruptions of the Company's computer, communications or other technology systems; changes in the price of the Company's common stock; and the ability of the Company to reach acceptable agreements with third parties. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company' Annual Report on Form 10-K for the year ended December 31, 2005.


This Eagle Eye provides updated guidance for the first quarter and the full year 2006.

Performance Update

Costs:  Unit cost forecasts are attached.

Revenue: First quarter mainline unit revenue is expected to increase between 9.2% and 10.2% year over year. First quarter consolidated unit revenue is expected to increase between 9.9% and 10.9% year over year.

Liquidity:   We expect to end the first quarter with a  cash  and
short-term  investment  balance  over  $4.5  billion,   including
approximately $500 million in restricted cash and short-term investments.




                                      Kathy Bonanno
                                      Director Investor Relations







AMR EAGLE EYE

Fuel Forecast

Fuel Hedge Position:
    1Q06:  Hedged on 32% of consumption at approximately $63/bbl WTI Crude

AMR Fuel Price (Including Hedges and Taxes) and Consumption
                                        Actual             Forecast
                                      Jan    Feb      Mar    1Q06     2006
    Fuel Price (dollars/gal)         1.85   1.93     1.96    1.91     1.97
    Fuel Consumption (MM gals)      266.1  238.9    270.8   775.8  3,138.0

Unit Cost Forecast (cents)

AMR Consolidated Cost per ASM
                                        Actual             Forecast
                                      Jan    Feb      Mar    1Q06     2006
    AMR Cost per ASM 1/             10.99  11.83    11.32   11.36    11.25
    AMR Cost per ASM (ex-fuel) 2/    7.87   8.57     8.00    8.13     7.95


American Mainline Cost per ASM
                                        Actual             Forecast
                                      Jan    Feb      Mar    1Q06     2006
    AA Cost per ASM 1/              10.45  11.27    10.77   10.82    10.73
    AA Cost per ASM (ex-fuel) 2/     7.42   8.10     7.55    7.67     7.52



Capacity and Traffic Forecast (millions)

AA Mainline Operations
                                        Actual             Forecast
                                      Jan    Feb      Mar    1Q06     2006
    ASMs                           14,698 13,146   14,877  42,721  173,833
      Domestic                      9,489  8,503    9,619  27,611  110,642
      International                 5,209  4,643    5,258  15,110   63,191

    Traffic                        11,044  9,867   11,876  32,787  138,495

Regional Affiliate Operations
                                        Actual             Forecast
                                      Jan    Feb      Mar    1Q06     2006
    ASMs                            1,124  1,010    1,120   3,254   13,586

    Traffic                           740    703      828   2,271    9,791






AMR EAGLE EYE

Below the Line Income/Expenses

     Total Other Income/(Expense) is estimated at ($210) million in the first quarter of 2006



Share Count

       Basic Shares: 186 million





1/ Data is as reported

2/ The company believes that unit costs excluding fuel is a useful measurement to investors in monitoring the performance of the company's costs excluding the volatility of fuel.
   Reconciliation to GAAP follows:


                                  Actual              Forecast
Cents                           Jan    Feb       Mar    1Q06    2006
AMR CASM                       10.99  11.83      11.32  11.36  11.25
Less Fuel CASM                  3.12   3.26       3.32   3.23   3.30
AMR CASM Excluding Fuel         7.87   8.57       8.00   8.13   7.95


                                  Actual              Forecast
Cents                           Jan    Feb       Mar    1Q06    2006
AA CASM                        10.45  11.27      10.77  10.82  10.73
Less Fuel CASM                  3.03   3.17       3.22   3.15   3.21
AA CASM Excluding Fuel          7.42   8.10       7.55   7.67   7.52